UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2013

Foundation Healthcare, Inc.

(Exact name of registrant as specified in charter)

Oklahoma	001-34171	20-0180812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 N. Portland Avenue, Suite 200

Oklahoma City, Oklahoma 73134

(Address of Principal Executive Offices) (Zip Code)

(405) 601-5300

(Registrant’s telephone number, including area code)

Graymark Healthcare, Inc.

204 N. Robinson Avenue, Suite 400

Oklahoma City, Oklahoma 73102

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company’s 2013 Annual Meeting of Shareholders was held on December 2, 2013. The matters voted upon and the number of votes cast for, against or withheld as well as the number of abstentions and broker non-votes, as to each such matter are set forth below.

1.	Election of Directors. The nominees for directors were elected based upon the following votes:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas Michaud	136,975,155	178,493	—	59,600
Stanton Nelson	136,975,155	178,493	—	59,600
Joseph Harroz, Jr.	136,972,297	181,351	—	59,600
Steven L. List	137,152,323	1,325	—	59,600
Robert A. Moreno, M.D.	137,102,323	51,325	—	59,600
Scott R. Mueller	137,152,323	1,325	—	59,600

2.	Amendment of Graymark Healthcare, Inc. Restated Certificate of Incorporation to Effect a Name Change. A proposal to approve the amendment of the Company’s Restated Certificate of Incorporation to effect a name change to Foundation Healthcare, Inc. was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
137,202,094	1,154	10,000	—

3.	Approval of Executive Compensation. A proposal to approve on an advisory basis the compensation of the Company’s named executive officers was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
137,082,522	60,926	10,200	59,600

4.	Approval of Preferred Frequency of Future Advisory Votes on Executive Compensation. A proposal to approve on an advisory basis the preferred frequency of three (3) years for future advisory votes on the compensation of the Company’s named executive officers was approved based on the following votes:

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstentions	Broker Non-Votes
1,298,221	20,208,579	115,636,598	10,000	59,600

5.	Ratification of Appointment of Auditors. A proposal to approve the ratification of Hein & Associates LLP to serve as the independent registered public accounting firm of the Company for the year 2013 was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
137,212,263	910	75	—

Item 8.01.	Other Information.

On December 2, 2013, the Company amended its Certificate of Incorporation to change its name to Foundation Healthcare, Inc. A copy of the amended Certificate of Incorporation is included hereto as Exhibit 3.1.

On December 2, 1013, we changed the address of our principal executive offices to 14000 N. Portland Avenue, Suite 200, Oklahoma City, OK, 73134.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1+	Amended Certificate of Incorporation of Foundation Healthcare, Inc.

+	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	FOUNDATION HEALTHCARE, INC.

Date: December 4, 2013	By:	/s/ STANTON NELSON
Stanton Nelson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1+	Amended Certificate of Incorporation of Foundation Healthcare, Inc.

+	Filed herewith.